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                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                         DREXEL INCOME SECURITIES, INC.

                       ----------------------------------



         The undersigned, being a majority of the directors of DREXEL INCOME SECURITIES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY:

                  FIRST: That they are directors of said corporation and have been duly elected and qualified.

                  SECOND: That Section FIRST of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

                         "FIRST: The name of the Corporation is DREXEL BOND-DEBENTURE TRADING FUND."

                  THIRD: That the Corporation has not received any payment for any of its stock.

                  FOURTH: That said amendment is hereby duly adopted by a majority of the Board of Directors of the Corporation in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.


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         IN WITNESS WHEREOF, each of the undersigned has signed this
Certificate, acknowledging that it is his act and deed and that the facts contained herein are true, this 22nd day of September, 1971.


                                    /s/ Robert J. Vitale
                                    -----------------------------------
                                             Robert J. Vitale



                                    /s/ Robert P. Beasley
                                    -----------------------------------
                                             Robert P. Beasley



                                    /s/Roger S. Hillas
                                    -----------------------------------
                                             Roger S. Hillas



                                    /s/ John J. McElroy, III
                                    ---------------------------
                                             John J. McElroy, III



                                    /s/ Stanford N. Phelps
                                    -----------------------------------
                                             Stanford N. Phelps



                                    /s/ Frederic A. Potts
                                    -----------------------------------
                                             Frederic A. Potts



                                    /s/ R. Stewart Rauch, Jr.
                                    ---------------------------
                                             R. Stewart Rauch, Jr.



                                    /s/ A. Addison Roberts
                                    -----------------------------------
                                             A. Addison Roberts


                                    /s/ Charles R. Whittlesey
                                    -----------------------------------
                                             Charles R. Whittlesey